GOLDMAN SACHS ETF TRUST

Goldman Sachs Defensive Equity ETF

(the “Fund”)

Supplement dated October 17, 2023 to the

Prospectus and Summary Prospectus dated April 28, 2023,

as supplemented to date (the “Prospectuses”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Goldman Sachs ETF Trust has approved a change to the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular investments (“80% Policy”). The change in the Fund’s 80% Policy will be effective on December 29, 2023 (the “Effective Date”).

The Fund currently invests at least 80% of its net assets in a diversified portfolio of equity investments in companies with specific market capitalizations. The Fund’s 80% Policy references the market capitalization of companies constituting a specific third-party index. On the Effective Date, the Fund’s 80% Policy will be revised to remove this reference, and the Fund’s Prospectuses will instead define the relative market capitalization for purposes of the Fund’s 80% Policy. This change will not materially impact the market capitalizations of the companies in which the Fund invests under its 80% Policy or materially impact the way in which the Fund is managed.

Accordingly, on the Effective Date, the Fund’s Prospectuses are revised as follows:

The following replaces in their entirety the first two sentences under the “Summary—Principal Investment Strategies” section in the Fund’s Prospectus and the “Principal Investment Strategies” section in the Fund’s Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity securities and other instruments with similar economic exposures. The Fund will typically invest in equity securities of U.S. issuers with public stock market capitalizations between $100 million and $2.6 trillion. The Fund will employ a “Put Spread Collar” overlay strategy whereby the Fund simultaneously purchases a near-the-money put while selling (writing) an out-of-the-money call and put on the S&P 500® Index or other national or regional stock market indices (or exchange-traded funds (“ETFs”) that seek to track such an index).

The following replaces in their entirety the first three sentences under the “Investment Management Approach—Principal Investment Strategies” section in the Fund’s Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity securities and other instruments with similar economic exposures. The Fund will typically invest in equity securities of U.S. issuers with public stock market capitalizations between $100 million and $2.6 trillion. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

In addition, on the Effective Date, the Fund’s Prospectuses are hereby revised to the extent necessary to reflect the changes described above.

This Supplement should be retained with the Prospectuses for future reference.

DEFETFOPSTK 10-23